UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2023

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street
Bristol
Connecticut	06010
(Address of principal executive offices)	(Zip Code)

(860) 583-7070
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	B	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 31, 2023, Barnes Group Inc. (the “Company”) filed a report on Form 8-K (the “Original Form 8-K”) to report the completion of its acquisition of MB Aerospace Holdings Inc. ("MB Aerospace"), a Delaware corporation, along with such entity’s subsidiaries, pursuant to the terms of the Stock Purchase Agreement, dated as of June 5, 2023, among MB Aerospace Group Holdings Limited, MB Aerospace, and the Company (the “Stock Purchase Agreement”). Pursuant to the terms of the Stock Purchase Agreement, the Company acquired all of the issued and outstanding shares of capital stock of MB Aerospace. The description of the Stock Purchase Agreement is qualified in its entirety by reference to the full text of the Stock Purchase Agreement attached as Exhibit 2.1 to the Company's Current Report on Form 8-K filed on June 5, 2023. This amendment amends and supplements the Original Form 8-K solely to provide the financial statements and pro forma financial information required under Item 9.01 of Form 8-K. This amendment reports no other updates or amendments to the Original Form 8-K. The pro forma financial information included in this amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and MB Aerospace would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the acquisition of MB Aerospace.
Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited consolidated balance sheet of MB Aerospace Holdings Inc. and subsidiaries as of January 1, 2023, and the consolidated statement of operations and comprehensive loss, consolidated statement of changes in shareholders' deficit and consolidated statement of cash flows for the year ended January 1, 2023 are filed as Exhibit 99.1.

The unaudited consolidated balance sheet of MB Aerospace Holdings Inc. and subsidiaries as of June 30, 2023, and the consolidated statement of operations and comprehensive loss, consolidated statement of changes in shareholders' deficit and consolidated statement of cash flows for the six months ended June 30, 2023 are filed as Exhibit 99.2.

(b)	Pro forma financial information.

The unaudited pro forma combined condensed statements of operations for the nine months ended September 30, 2023 and the year ended December 31, 2022 are filed as Exhibit 99.3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2023	BARNES GROUP INC.
(Registrant)

	By:	/s/ Julie K. Streich
Julie K. Streich
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description
23.1	Consent of KPMG LLP.

99.1
Audited consolidated balance sheet of MB Aerospace and subsidiaries as of January 1, 2023, and the consolidated statement of operations and comprehensive loss, consolidated statement of changes in shareholders' deficit and consolidated statement of cash flows for the year ended January 1, 2023.

99.2
Unaudited consolidated balance sheet of MB Aerospace and subsidiaries as of June 30, 2023, and the consolidated statement of operations and comprehensive loss, consolidated statement of changes in shareholders' deficit and consolidated statement of cash flows for the six months ended June 30, 2023.

99.3	Unaudited proforma combined condensed statements of income for the nine months ended September 30, 2023 and the year ended December 31, 2022.

104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL.